SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 13, 2003

                                ViewCast.com, Inc
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)



             0-29020                                     75-2528700
      Commission File Number                          (I.R.S. Employer
                                                   Identification Number)




                     17300 North Dallas Parkway, Suite 2000
                            Dallas, Texas 75248-1191

               (Address of principal executive offices) (Zip Code)


                                 (972) 488-7200
              (Registrant's telephone number, including area code):


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ITEM 7. EXHIBITS

     (C) Exhibit 99.1 which is a press release issued by ViewCast.com, Inc. on August 13, 2003 is being furnished with this report pursuant to Item 12 (a), below, and is hereby incorporated by reference.

ITEM 9.  REGULATION FD DISCLOSURE

The following information is being provided under Item 12:

     (a) The following information is being furnished by ViewCast.com, Inc. as required by this Item 12 (a) and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934.

          On August 13, 2003, ViewCast.com, Inc. issued a press release announcing results for the fiscal second quarter ended June 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated by reference in response to this Item 12
          (a).


        Exhibits
        -------

         99.1 Financial information for ViewCast.com, Inc for the second quarter ended June 30, 2003 and forward-looking statements relating to the third quarter of 2003 as presented in a press release of August 13, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             ViewCast.com, Inc


                             By:         /s/ Laurie L. Latham
                                         ---------------------------------------
                                         Name:  Laurie L. Latham
                                         Title:    Chief Financial Officer and
                                          Senior Vice President Finance &
                                          Administration
                                          August 13, 2003